                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of USA Detergents, Inc. on Form S-8 of our report dated March 9, 1999 appearing in the Annual Report on Form 10-K of USA Detergents, Inc. for the year ended December 31, 1998.


/s/ Deloitte & Touche LLP



New York, New York
June 18, 1999